UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 16, 2004


                              THE FIRST YEARS INC.
               (Exact Name of Registrant as Specified in Charter)


          Massachusetts                  0-7024                 04-2149581
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)


                 One Kiddie Drive, Avon, Massachusetts 02322-1171
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               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 588-1220
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              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Required FD Disclosure.

      Richard E. Wenz resigned from the Board of Directors of The First Years Inc., effective as of March 16, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE FIRST YEARS INC.


Dated:  March 19, 2004              By: /s/ JOHN R. BEALS
                                        --------------------------------------
                                        John R. Beals
                                        Senior Vice President - Finance,
                                        Chief Financial Officer and Treasurer